Exhibit 99.1

COLONY BANKCORP, INC. ANNOUNCES COMPLETION OF MERGER WITH TC BANCSHARES, INC.

FITZGERALD, GA. (December 1, 2025) – Colony Bankcorp, Inc. (NYSE: CBAN) (“Colony”), the holding company for Colony Bank, today announced the successful completion of its merger with TC Bancshares, Inc. (“TC Bancshares”), the holding company for TC Federal Bank, effective December 1, 2025.

Customers of TC Federal Bank will continue to be served through their existing branches, websites, and digital banking platforms until all core systems, signage, and branding are converted to Colony Bank, which is expected to occur in early 2026. Customers will receive detailed conversion information in advance of any changes.

“We are pleased to welcome the TC Federal team and their customers to Colony,” said T. Heath Fountain, Chief Executive Officer of Colony Bankcorp, Inc. “We have worked closely with Greg Eiford and his team over the past several months, and we have seen firsthand their commitment to customers, team members, and community banking. The cultural alignment between our organizations is strong, and together we are well positioned to expand our presence and deepen our service across key Georgia and Florida markets.”

In accordance with the terms of the merger agreement announced on July 23, 2025, TC Bancshares shareholders received either $21.25 in cash or 1.25 shares of Colony common stock for each share of TC Bancshares common stock, subject to the proration and allocation procedures described in the merger agreement.

As a combined organization, Colony now has approximately $3.7 billion in total assets, $3.0 billion in total deposits, and $2.4 billion in total loans, strengthening its position as one of the leading community banks in the Southeast.

About Colony Bankcorp, Inc.

Colony Bankcorp, Inc. is the bank holding company for Colony Bank. Founded in Fitzgerald, Georgia in 1975, Colony operates locations throughout Georgia as well as in Birmingham, Alabama; Tallahassee, Florida; and the Florida Panhandle. Colony Bank offers a range of banking solutions for personal and business customers. In addition to traditional banking services, Colony provides specialized solutions that include mortgage lending, government guaranteed lending, consumer insurance, wealth management, credit cards and merchant services. Colony’s common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “CBAN.” For more information, please visit www.colony.bank. You can also follow Colony on social media.

Forward-Looking Statements

Certain statements by Colony contained in this press release that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding Colony’s future plans, results, strategies, and expectations, including expectations around changing economic markets and statements regarding the merger of TC Bancshares with Colony (the “Merger”) and expectations regarding the benefits of the Merger. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management’s current expectations, estimates and projections, many of which, by their nature, are inherently uncertain and beyond Colony’s control. The inclusion of these forward-looking statements should not be regarded as a representation by Colony or any other person that such expectations, estimates and projections will be achieved. Accordingly, Colony cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices and high unemployment rates in the local or regional economies in which Colony operates and/or the US economy generally, (2) changes or the lack of changes in government interest rate policies and the associated impact on Colony’s business, net interest margin and mortgage operations, (3) increased competition for deposits, (4) changes in the quality or composition of Colony’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio, (5) any deterioration in commercial real estate market fundamentals, (6) risks associated with the Merger, including (a) the risk that the cost savings and any revenue synergies from the Merger is less than or different from expectations, (b) disruption from the Merger with customer, supplier or employee relationships, (c) the possibility that the costs, fees, expenses and charges related to the Merger may be greater than anticipated, including as a result of unexpected or unknown factors, events or liabilities, (d) the risks related to the integration of the combined businesses, including the risk that the integration will be materially delayed or will be more costly or difficult than expected, (e) the diversion of management time on Merger-related issues, (f) the ability of Colony to effectively manage the larger and more complex operations of the combined company following the Merger, (g) the risk of expansion into new geographic or product markets, (h) reputational risk and the reaction of the parties’ customers to the Merger, (i) Colony’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities and (j) the risk of potential litigation or regulatory action related to the Merger, (7) Colony’s ability to identify potential candidates for, consummate and achieve synergies from, other potential future acquisitions, (8) Colony’s ability to manage any unexpected outflows of uninsured deposits and avoid selling investment securities or other assets at an unfavorable time or at a loss, (9) Colony’s ability to successfully execute its various business strategies, (10) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (11) the effectiveness of Colony’s controls and procedures to detect, prevent, mitigate and otherwise manage the risk of fraud or misconduct by internal or external parties, including attempted physical-security and cybersecurity attacks, denial-of-service attacks, hacking, phishing, social-engineering attacks, malware intrusion, data-corruption attempts, system breaches, identity theft, ransomware attacks, environmental conditions and intentional acts of destruction, (12) Colony’s dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, (13) the impact, extent and timing of technological changes, (14) concentrations of credit or deposit exposure, (15) the impact of natural disasters, pandemics, acts of war or terrorism or other catastrophic events, (16) events giving rise to international or regional political instability, including the broader impacts of such events on financial markets and/or global macroeconomic environments and/or (17) general competitive, economic, political and market conditions.

Further information regarding Colony and factors which could affect the forward-looking statements contained herein can be found in Colony’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in any of Colony’s subsequent filings with the Securities and Exchange Commission (“SEC”). Many of these factors are beyond Colony’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this press release, and Colony undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for Colony to predict their occurrence or how they will affect Colony. Colony qualifies all forward-looking statements by these cautionary statements.

For additional Colony Bankcorp Inc. information, contact:

Derek Shelnutt

EVP & Chief Financial Officer

229-426-6000 ext. 6119

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